September 2019 Strategic Acquisition of PGB Holdings, Inc. Exhibit 99.2 Exhibit 99.2 RBB BANCORP Strategic Acquisition of PGB Holdings, Inc. September 2019 NASDAQ: RBB

Forward-Looking Statements Certain matters set forth herein (including the exhibits hereto) constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to RBB’s current business plans, its future financial position and operating results and RBB’s expectations. Forward-looking statements are typically identified by words such as "believe," "expect," "anticipate," "intend," "target," "estimate," "continue," "positions," "prospects" or "potential," by future conditional verbs such as "will," "would," "should," "could" or "may", or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance and/or achievements to differ materially from those projected. These risks and uncertainties include, but are not limited to, local, regional, national and international economic and market conditions and events and the impact they may have on RBB, on our customers and our assets and liabilities; our ability to attract deposits and other sources of funding or liquidity; supply and demand for real estate and periodic deterioration in real estate prices and/or values in California, New York or other states where RBB lends, including both residential and commercial real estate; a prolonged slowdown or decline in real estate construction, sales or leasing activities; changes in the financial performance and/or condition of our borrowers, depositors or key vendors or counterparties; changes in our levels of delinquent loans, nonperforming assets, allowance for loan losses and charge-offs; the costs or effects of acquisitions or dispositions we may make, whether we are able to obtain any required governmental approvals in connection with any such acquisitions or dispositions, and/or RBB’s ability to realize the contemplated financial or business benefits associated with any such acquisitions or dispositions; the effect of changes in laws, regulations and applicable judicial decisions (including laws, regulations and judicial decisions concerning financial reforms, taxes, banking capital levels, consumer, commercial or secured lending, securities and securities trading and hedging, compliance, employment, executive compensation, insurance, vendor management and information security) with which we and our subsidiaries must comply or believe we should comply; changes in estimates of future reserve requirements and minimum capital requirements based upon the periodic review thereof under relevant regulatory and accounting requirements, including changes in the Basel Committee framework establishing capital standards for credit, operations and market risk; inflation, interest rate, securities market and monetary fluctuations; changes in government interest rates or monetary policies; changes in the amount and availability of deposit insurance; cyber-security threats, including loss of system functionality or theft or loss of company or customer data or money; political instability; acts of war or terrorism, or natural disasters, such as earthquakes, drought, or the effects of pandemic diseases; the timely development and acceptance of new banking products and services and the perceived overall value of these products and services by our customers and potential customers; our relationships with and reliance upon vendors with respect to the operation of certain key internal and external systems and applications; changes in commercial or consumer spending, borrowing and savings preferences or behaviors; technological changes and the expanding use of technology in banking (including the adoption of mobile banking and funds transfer applications); the ability to retain and increase market share, retain and grow customers and control expenses; changes in the competitive and regulatory environment among financial and bank holding companies, banks and other financial service providers; volatility in the credit and equity markets and its effect on the general economy or local or regional business conditions; fluctuations in the price of the our common stock or other securities; and the resulting impact on our ability to raise capital or RBB’s ability to make acquisitions, the effect of changes in accounting policies and practices, as may be adopted from time-to-time by our regulatory agencies, as well as by the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard-setters; changes in our organization, management, compensation and benefit plans, and our ability to retain or expand our workforce, management team and/or our board of directors; the costs and effects of legal, compliance and regulatory actions, changes and developments, including the initiation and resolution of legal proceedings (such as securities, consumer or employee class action litigation), regulatory or other governmental inquiries or investigations, and/or the results of regulatory examinations or reviews; our ongoing relations with our various federal and state regulators; our success at managing the risks involved in the foregoing items and all other factors set forth in RBB Bancorp’s public reports filed with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2018, and particularly the discussion of risk factors within that document applicable to RBB. In addition, the following risks related to the proposed transaction with PGB Holdings, Inc. in particular could cause actual results to differ materially from these forward-looking statements: ability to obtain regulatory approvals and meet other closing conditions to the proposed transaction, on the expected terms and schedule; delay in closing the transaction; difficulties and delays in integrating the RBB and Pacific Global Bank businesses or fully realizing cost savings and other benefits; business disruption following the proposed transaction. Any statements about future operating results, such as those concerning accretion and dilution to RBB’s earnings or shareholders, are for illustrative purposes only, are not forecasts, and actual results may differ. RBB does not undertake, and specifically disclaim any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Forward - Looking Statements Certain matters set forth herein (including the exhibits hereto) constitute forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward - looking statements relating to RBB’s current business plans, its future financial position and operating results and RBB ’s expectations. Forward - looking statements are typically identified by words such as "believe," "expect," "anticipate," "intend," "target," "estimate," "continue," "positions," "prospects" or "potential," by future conditional verbs such as "will," "would," "should," "could" or "may", or by variations of such words or by similar expressions. These forward - looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward - looking statements speak only as of the date they are made and we assume no duty to update forward - looking statements. These forward - looking statements are subject to risks and uncertainties that could cause actual results, performance and/or achievements to differ materially from those projected. These risks and uncertainties include, but are not limited to, local, regional, national and international economic and market conditions and events and the impact they may have on RBB, on our customers and our assets and liabilities; our ability to attract deposits and other sources of funding or liquidity; supply and demand for real estate and periodic deterioration in real estate prices and/or values in California, New York or other states where RBB lends, including both residential and commercial real estate; a prolonged slowdown or decline in real estate construction, sales or leasing activities; changes in the financial performance and/or condition of our borrowers, depositors or key vendors or counterparties; changes in our levels of delinquent loans, nonperforming assets, allowance for loan losses and charge - offs; the costs or effects of acquisitions or dispositions we may make, whether we are able to obtain any required governmental approvals in connection with any such acquisitions or dispositions, and/or RBB’s ability to realize the contemplated financial or business benefits associated with any such acquisitions or dispositions; the effect of changes in laws, regulations and applicable judicial decisions (including laws, regulations and judicial decisions concerning financial reforms, taxes, banking capital levels, consumer, commercial or secured lending, securities and securities trading and hedging, compliance, employment, executive compensation, insurance, vendor management and information security) with which we and our subsidiaries must comply or believe we should comply; changes in estimates of future reserve requirements and minimum capital requirements based upon the periodic review thereof under relevant regulatory and accounting requirements, including changes in the Basel Committee framework establishing capital standards for credit, operations and market risk; inflation, interest rate, securities market and monetary fluctuations; changes in government interest rates or monetary policies; changes in the amount and availability of deposit insurance; cyber - security threats, including loss of system functionality or t heft or loss of company or customer data or money; political instability; acts of war or terrorism, or natural disasters, such as earthquakes, drought, or the effects of pandemic disease s; the timely development and acceptance of new banking products and services and the perceived overall value of these products and services by our customers and potential customers; our relationships with and reliance upon vendors with respect to the operation of certain key internal and external systems and applications; changes in commercial or consumer spending, borrowing and savings preferences or behaviors; technological changes and the expanding use of technology in banking (including the adoption of mobile banking and funds transfer applications ); the ability to retain and increase market share, retain and grow customers and control expenses; changes in the competitive and regulatory environment among financial and bank holding companies, banks and other financial service providers; volatility in the credit and equity markets and its effect on the general economy or local or regional business conditions; fluctuations in the price of the our common stock or other securities; and the resulting impact on our ability to raise capital or RBB’s ability to make acquisitions, the effect of changes in accounting policies and practices, as may be adopted from time - to - time by our regulatory agencies, as well as by the Public Company Accounting Oversight Board, the Financial Accounting Standards B oar d and other accounting standard - setters; changes in our organization, management, compensation and benefit plans, and our ability to retain or expand our workforce, management team and /or our board of directors; the costs and effects of legal, compliance and regulatory actions, changes and developments, including the initiation and resolution of legal proceedings (such as securities, consumer or employee class action litigation), regulatory or other governmental inquiries or investigations, and/or the results of regulatory examinations or reviews; our ongoing relations with our various federal and state regulators; our success at managing the risks involved in the foregoing items and all other factors set forth in RBB Bancorp’ s public reports filed with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10 - K for the year ended December 31, 2018, and particularly the discussion of risk factors within that document applicable to RBB. In addition, the following risks related to the proposed transaction with PGB Holdings, Inc. in particular could cause actual results to differ materially from these forward - looking statements: ability to obtain regulatory approvals and meet other closing conditions to the proposed transaction, on the expected terms and schedule; delay in closing the transaction; difficulties and delays in integrating the RBB and Pacific Global Bank businesses or fully realizing cost savings and other benefits; business disruption following the proposed transaction. Any statements about future operating results, such as those concerning accretion and dilution to RBB’s earnings or shareholders, are for illustrative purposes only, are not forecasts, and actual results may differ. RBB does not undertake, and specifically disclaim any obligation, to update any forward - looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Expands the RBB franchise to the Chicago market Gives RBB access to Chicago’s Asian-American population of approximately 500,000 Enables Pacific Global to benefit from RBB’s scale and efficiencies Enhances residential mortgage loan production platform Enables RBB to bring its C&I lending platform to the PGB customer base Highly compatible merger partners Shared focus on Asian-American communities Complementary business models Strong residential mortgage loan production platforms Disciplined underwriting standards and commitment to strong asset quality Compelling economics for RBB shareholders Accretive to earnings per share Tangible book value dilution earnback of approximately 3 years Positions RBB for continued profitable growth Sixth acquisition since 2011 Transaction Highlights + Transaction Highlights RBB BANCORP + PACIFIC GLOBAL BANK Expands the RBB franchise to the Chicago market • Gives RBB access to Chicago’s Asian - American population of approximately 500,000 Enables Pacific Global to benefit from RBB’s scale and efficiencies • Enhances residential mortgage loan production platform • Enables RBB to bring its C&I lending platform to the PGB customer base Highly compatible merger partners • Shared focus on Asian - American communities • Complementary business models • Strong residential mortgage loan production platforms • Disciplined underwriting standards and commitment to strong asset quality Compelling economics for RBB shareholders • Accretive to earnings per share • Tangible book value dilution earnback of approximately 3 years Positions RBB for continued profitable growth • Sixth acquisition since 2011

Overview of PGB Holdings

PACIFIC GLOBAL BANK 高寶銀行

Franchise Highlights (as of 6/30/19)

- Founded in 1995
- 3 full service branches principally serving Asian-American communities in Chicago
- Total assets of $223.8 million
- 1-4 family residential loans comprise 83% of total loans
- 18.3% non-interest bearing deposits



Chicago
Cicero

Financial Highlights

	For the Twelve Months Ended			Quarter Ended
In $000s	12/31/16	12/31/17	12/31/18	6/30/19
Balance Sheet				
Total Assets	$176,646	$193,269	$208,253	$223,294
Total Loans	$137,773	$149,609	$162,750	$168,763
Total Deposits	$156,204	$172,070	$183,380	$196,650
Loans/Deposits	88.20%	86.95%	88.75%	85.82%
Capital				
Common Equity	$19,384	$20,607	$22,965	$24,483
Tangible Equity	$19,384	$20,607	$22,965	$24,483
Total Equity/Assets	10.97%	10.66%	11.03%	10.96%
Tang. Common Equity/Tang. Assets	10.97%	10.66%	11.03%	10.96%
Risk Based Capital	22.41%	21.48%	22.72%	22.78%
Tier 1 Capital	21.14%	20.21%	21.46%	21.52%
Leverage Ratio	10.93%	10.82%	11.21%	11.03%
Profitability Measures				
Net Interest Margin	4.18%	4.21%	4.18%	3.80%
Non Interest Income/Average Assets	0.27%	0.52%	0.61%	0.40%
Non Interest Expense/Average Assets	2.74%	2.62%	2.76%	2.44%
Efficiency Ratio	63.03%	57.60%	59.61%	60.19%
ROAA	0.90%	1.15%	1.47%	1.59%
ROAE	7.93%	10.52%	13.30%	12.90%
Net Income	$1,543	$2,135	$2,881	$878
Asset Quality				
NPAs/Assets	0.82%	0.54%	0.55%	0.20%
NPAs (excl TDRs)/Assets	0.66%	0.54%	0.55%	0.20%
NCOs/Avg Loans	0.50%	-0.01%	0.17%	-0.29%
Reserves/Loans	2.06%	1.91%	1.47%	1.33%
Reserves/NPAs	195.93%	274.40%	209.83%	493.82%

RBB Bancorp 皇佳商業金控 3

Transaction Overview Acquisition consideration of $32.5 million, all cash Price / tangible book: 1.70x as of June 30, 2019, and 1.66x estimated at close Transaction includes two owned branches with an estimated fair market value of $2 million greater than book value Price / EPS (LTM): 10.0x Core deposit premium: 9.1% Closing expected in the first quarter of 2020 Transaction Overview Acquisition consideration of $32.5 million, all cash Price / tangible book: 1.81x as of June 30, 2019, and 1.60x estimated at close Transaction includes two owned branches with an estimated fair market value of $2 million greater than book value Price / EPS (LTM): 10.0x Core deposit premium: 1.25% Closing expected in the first quarter of 2020

Pro Forma Loan Portfolio (as of June 30, 2019)

RBB



Consr & Other 2.1%
C&D 5.1%
Multifam 9.5%
C&I 8.9%
Other CRE 18.5%
1-4 Fam 48.6%
OwnOcc CRE 7.0%

Loan Type	Composition ($000)	% of Total
Construction & Dev.	119,523	5.1%
1-4 Family Residential	1,148,489	48.6%
Home Equity	8,013	0.3%
Owner - Occupied CRE	165,969	7.0%
Other CRE	437,868	18.5%
Multifamily	225,445	9.5%
Commercial & Industrial	211,109	8.9%
Consumer & Other	50,183	2.1%
Total Loans	$2,366,599	100.0%

2Q19 Yield on Loans: 5.00%

PGB



Multifam 8.0%
C&I 1.0%
C&D 1.1%
Other CRE 1.6%
OwnOcc CRE 4.9%
1-4 Fam 83.4%

Loan Type	Composition ($000)	% of Total
Construction & Dev.	1,904	1.1%
1-4 Family Residential	142,070	83.4%
Home Equity	40	0.0%
Owner - Occupied CRE	8,330	4.9%
Other CRE	2,680	1.6%
Multifamily	13,545	8.0%
Commercial & Industrial	1,657	1.0%
Consumer & Other	5	0.0%
Total Loans	$170,231	100.0%

2Q19 Yield on Loans: 5.78%

Pro Forma



Consr & Other 2.0%
C&D 4.8%
C&I 8.4%
Multifam 9.4%
Other CRE 17.4%
1-4 Fam 50.8%
OwnOcc CRE 6.9%
HELOC 0.3%

Loan Type	Composition ($000)	% of Total
Construction & Dev.	121,427	4.8%
1-4 Family Residential	1,290,559	50.8%
Home Equity	8,053	0.3%
Owner - Occupied CRE	174,299	6.9%
Other CRE	440,548	17.4%
Multifamily	238,990	9.4%
Commercial & Industrial	212,766	8.4%
Consumer & Other	50,188	2.0%
Total Loans	$2,536,830	100.0%

2Q19 Yield on Loans: 5.58%

Note: Regulatory data shown, does not include purchase accounting adjustments
Source: Company estimates, FIG Partners

RBB Bancorp 皇佳商業金控 5

Pro Forma Deposit Mix (as of June 30, 2019)

RBB



Non Int. Bearing 21.1%
NOW Accts 1.0%
MMDA & Sav 19.2%
Time Deposits < $100k 14.9%
Time Deposits > $100k 43.8%

Deposit Type	Composition ($000)	Composition % of Total
Non Interest Bearing	480,951	21.1%
NOW & Other Transaction	23,495	1.0%
MMDA & Savings	438,952	19.2%
Time Deposits < $100k	340,655	14.9%
Time Deposits > $100k	996,602	43.8%
Total Deposits	$2,280,655	100.0%

2Q19 Cost of Deposits: 1.62%
Loans / Deposits 103.8%

PGB



Time Deposits > $100k 25.8%
Non Int. Bearing 18.3%
NOW Accts 9.0%
Time Deposits < $100k 21.9%
MMDA & Sav 25.0%

Deposit Type	Composition ($000)	Composition % of Total
Non Interest Bearing	36,079	18.3%
NOW & Other Transaction	17,672	9.0%
MMDA & Savings	49,209	25.0%
Time Deposits < $100k	43,063	21.9%
Time Deposits > $100k	50,627	25.8%
Total Deposits	$196,650	100.0%

2Q19 Cost of Deposits: 1.53%
Loans / Deposits 86.6%

Pro Forma



Non Int. Bearing 20.9%
NOW Accts 1.7%
Time Deposits > $100k 42.2%
MMDA & Sav 19.7%
Time Deposits < $100k 15.5%

Deposit Type	Composition ($000)	Composition % of Total
Non Interest Bearing	517,030	20.9%
NOW & Other Transaction	41,167	1.7%
MMDA & Savings	488,161	19.7%
Time Deposits < $100k	383,718	15.5%
Time Deposits > $100k	1,047,229	42.2%
Total Deposits	$2,477,305	100.0%

2Q19 Cost of Deposits: 1.61%
Loans / Deposits 102.4%

Note: Regulatory data shown, does not include purchase accounting adjustments
Source: Company estimate, FIG Partners

RBB Bancorp 皇佳商業金控 6

Transaction Assumptions and Pro Forma Impacts Accretion/Dilution Pro Forma Capital Ratios Transaction Assumptions Estimated cost savings of 30% of PGB’s non-interest expense, phased-in during 2020 Loan mark of 1.5%, or $2.6 million CDI of approximately 1.25% Pre-tax one-time merger-related expenses of approximately $3.0 million TCE/TA: 9.69% Leverage Ratio: 10.60% Total RBC Ratio: 16.24% 2020 EPS accretion is expected to be in the high single digit range (1) TBV Dilution / Share: 3.9% TBV Dilution Earnback: 3.3 years(2) Based on street consensus for 2020 Based on the cross-over methodology Transaction Assumptions and Pro Forma Impacts Accretion/Dilution Pro Forma Capital Ratios Transaction Assumptions • Estimated cost savings of 30% of PGB’s non - interest expense, phased - in during 2020 • Loan mark of 1.6%, or $2.6 million • CDI of approximately $ 1.2 million • Pre - tax one - time merger - related expenses of approximately $ 3.0 million • TCE/TA: 9.69% • Leverage Ratio: 10.60% • Total RBC Ratio: 16.24% • 2020 EPS accretion is expected to be in the high single digit range (1) • TBV Dilution / Share: 4.1% • TBV Dilution Earnback : 3.3 years (2) 1) Based on street consensus for 2020 2) Based on the cross - over methodology